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                                                               EXHIBIT 10(a)(ii)




                        DEFERRED COMPENSATION AGREEMENT


THE STATE OF TEXAS
COUNTY OF SMITH


         THIS AGREEMENT is entered into by and between SOUTHSIDE STATE BANK of Tyler, Texas, a corporation organized and existing under the laws of the State of Texas, hereinafter called BANK, and ROBBIE N. EDMONSON, hereinafter called EXECUTIVE, whereby it is agreed as follows:

                                  WITNESSETH:

                                       I.

         The Board of Directors of BANK have determined that the EXECUTIVE services to the BANK since October, 1968, as its EXECUTIVE Vice President have been of exceptional merit and has constituted an invaluable contribution to the general welfare of BANK and in bringing BANK to its present status of operating efficiency. The Board of Directors has further determined that the continued service of EXECUTIVE on behalf of BANK is essential to the future growth and profits of BANK and it is in the best interest of BANK to arrange terms of continued employment for EXECUTIVE so as to reasonably assure his remaining in the employ of BANK for the balance of his work lifetime.

                                      II.

         BANK agrees to employ EXECUTIVE in such capacity as BANK may from time to time determine. EXECUTIVE will continue in the employment of BANK in such capacity and with such duties and responsibilities as may be assigned to him, and with such compensation as may be determined from time to time by the Board of Directors. EXECUTIVE agrees to well and truly perform his duties and obligations as an employee of BANK and will use his best efforts to furnish faithful and satisfactory service to BANK.

                                      III.

         It is specifically agreed that if EXECUTIVE remains in the employment of BANK until his permanent disability, death or retirement, whichever occurs first, BANK agrees to pay the sum and amount of THREE HUNDRED THOUSAND AND NO/100 ($300,000.00) DOLLARS to EXECUTIVE, or his surviving wife or designated beneficiaries, as hereinafter provided. Such deferred compensation shall be payable commencing on the 1st day of the month following the first of the following events to occur: (1) the permanent disability of EXECUTIVE; (2) the retirement of EXECUTIVE; or (3) the death of EXECUTIVE. For the purpose of this agreement, total disability shall be defined as a physical or mental condition as diagnosed by a medical doctor approved or selected by BANK, that so incapacitates or disables EXECUTIVE that he is no longer able to perform the duties and responsibilities assigned to EXECUTIVE and that in the opinion of such medical doctor, such condition is permanent. Such deferred compensation, when it commences, shall be payable in 120
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equal consecutive monthly installments of TWO THOUSAND FIVE HUNDRED AND NO/100
($2,500.00) DOLLARS.

                                      IV.

         EXECUTIVE shall have the right to name a beneficiary other than his wife provided such designation of beneficiary be in writing and signed by EXECUTIVE and delivered to BANK. Such designation of beneficiary may provide for alternative beneficiary if the designated beneficiary fails to survive the EXECUTIVE or fails to survive the term payout, as provided herein. Failure to designate a beneficiary in accordance with the terms hereof shall be deemed an election by EXECUTIVE that such benefits as provided herein shall go to the surviving wife or to his surviving children, should his wife die simultaneously or predecease him.

                                       V.

         If the EXECUTIVE should die prior to retirement, and such death is a result of a suicide, then, in such event, the death benefits provided in this Agreement shall not be payable unless such suicide occurs after the lapsing of any anti-suicide provisions contained in any insurance policy purchased by BANK upon the life of EXECUTIVE, should the BANK so elect to purchase such insurance for its own benefit.

                                      VI.

         If for any reason other than good cause, the employment of EXECUTIVE is terminated by BANK, such termination shall not terminate this Agreement and such involuntary termination other than for good cause shall be deemed the same as retirement for the purpose of this Agreement. For the purpose of this Agreement, "good cause" shall be defined as being action or inaction equivalent to habitual dereliction of duty, misfeasance, willful misconduct, criminal conduct, or gross negligence.

                                      VII.

         Neither the EXECUTIVE nor any beneficiary designated by EXECUTIVE shall have any power or right to transfer, assign, anticipate, mortgage, commute or otherwise encumber in advance any of the benefits payable hereunder, nor shall such benefits be subject to seizure for payment of any debts or judgment of any of them, or be transferred by operation of law in the event of bankruptcy, insolvency or otherwise.

                                      IX.

         This Agreement shall be binding upon and inure to the benefit of EXECUTIVE and his personal representatives and the BANK and its successors and assigns. However, it is specifically agreed that this is not a contract of employment between the parties hereto and nothing herein shall restrict the right of the corporation to discharge EXECUTIVE or restrict the right of EXECUTIVE to terminate his employment.
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         EXECUTED as of December, 1982.


ATTEST:                                  SOUTHSIDE STATE BANK


/s/  CAYLA WASHBURN                      By:  /s/  B.G. HARTLEY
   -----------------------------                 ------------------------------
     Assistant Vice President                      B.G. HARTLEY, PRESIDENT

                                             /s/  ROBBIE N. EDMONSON
                                                 ------------------------------
                                                  ROBBIE N. EDMONSON, EXECUTIVE
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                               FIRST AMENDMENT TO
                        DEFERRED COMPENSATION AGREEMENT


THE STATE OF TEXAS
COUNTY OF SMITH

         THIS AGREEMENT is entered into by and between SOUTHSIDE STATE BANK of Tyler, Texas, a Texas banking corporation, hereinafter called BANK, and ROBBIE
N. EDMONSON, hereinafter called EXECUTIVE, whereby it is agreed as follows:

                                  WITNESSETH:

                                       I.

         BANK and EXECUTIVE has heretofore entered into a Deferred Compensation Agreement in 1982, which has continued in full force and effect subsequent thereto. The parties hereto desire to amend and modify such Agreement, with such amendment to be effective immediately.

                                      II.

         In such Deferred Compensation Agreement, provided that EXECUTIVE met certain conditions precedent, the BANK, at his permanent disability, death or retirement, whichever occurs first, pay agreed compensation to EXECUTIVE, his surviving wife or designated beneficiaries as the case might then be. The parties hereto desire to eliminate, and do hereby eliminate, permanent disability as one of the enumerated events which cause commencement of payment of deferred compensation. All reference to disability is hereby deleted from said Agreement. Henceforth, the only occurrence that will cause the commencement of deferred compensation payments under the terms of such Agreement shall either be the death or retirement of EXECUTIVE under the terms and conditions of said Deferred Compensation Agreement.

                                      III.

         Except as amended or modified by this Amendment, the parties hereto do reaffirm and ratify said Agreement and when construed together, this Amendment and the original Deferred Compensation Agreement shall constitute the entire agreement of the parties.

         EXECUTED as of the 28th day of June, 1990.


ATTEST:                                 SOUTHSIDE STATE BANK


/s/  SAM DAWSON                         By:  /s/ B.G. HARTLEY
   ------------------------------                ------------------------------
     Assistant Vice President                    B.G. HARTLEY, PRESIDENT

                                             /s/ ROBBIE N. EDMONSON
                                                 ------------------------------
                                                 ROBBIE N. EDMONSON, EXECUTIVE
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              SECOND AMENDMENT TO DEFERRED COMPENSATION AGREEMENT
                 BETWEEN SOUTHSIDE BANK AND ROBBIE N. EDMONSON
                              DATED DECEMBER, 1982


         THIS AGREEMENT is entered into by and between SOUTHSIDE BANK of Tyler, Texas (formerly Southside State BANK), a Texas banking corporation, hereinafter called BANK, and ROBBIE N. EDMONSON, hereinafter called EXECUTIVE, whereby it is agreed as follows:

                                  WITNESSETH:

                                       I.

         BANK and EXECUTIVE have heretofore entered into a Deferred Compensation Agreement in December of 1982, and have subsequently amended such Deferred Compensation Agreement by the First Amendment to Deferred Compensation Agreement dated June 28, 1990. The parties hereto desire to make this Second Amendment to such Agreement, with same to be effective immediately.

                                      II.

         The Deferred Compensation Agreement as initially prepared provided for maximum benefits to be THREE HUNDRED THOUSAND AND NO/100 ($300,000.00) DOLLARS paid in equal monthly installments over 120 months of TWO THOUSAND FIVE HUNDRED AND NO/100 ($2,500.00) DOLLARS. The parties have determined that such compensation should be increased to a maximum of THREE HUNDRED SIXTY THOUSAND AND NO/100 ($360,000.00) DOLLARS. The parties agree that such compensation shall be paid in 120 equal monthly installments of THREE THOUSAND AND NO/100 ($3,000.00) DOLLARS each.

                                      III.

         Except as modified by this Second Amendment, the Deferred Compensation Agreement and its First Amendment thereto shall remain in full force and effect and the original Deferred Compensation Agreement, as amended in the First and Second Amendments thereto, shall now constitute the entire agreement between the parties.

         EXECUTED as of the 16th day of March, 1995.


ATTEST:                               SOUTHSIDE BANK


/s/  SUSAN ASHLEY                     By:  /s/ B.G. HARTLEY
     ---------------------------               -------------------------------
     Assistant Vice President                  B.G. HARTLEY, PRESIDENT

                                           /s/ ROBBIE N. EDMONSON
                                               -------------------------------
                                               ROBBIE N. EDMONSON, EXECUTIVE